UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2025

Leapfrog Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42993	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Springfield Avenue, Suite 200 Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

(201) 379-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. l 4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.I 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	LFACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LFAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	LFACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on December 8, 2025, Leapfrog Acquisition Corporation, a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “Offering”) of 14,375,000 units (the “Units”), including 1,875,000 Units issued pursuant to the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-290036) (the “Registration Statement”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $143,750,000.

As previously reported, on December 8, 2025, simultaneously with the consummation of the Offering, the Company consummated the private placement of 328,750 units to LeapFrog Partners LLC, the Company’s sponsor, and an aggregate of 143,750 units to BTIG, LLC, the representative of the underwriters (collectively, the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,725,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except as described in the Registration Statement.

A total of $143,750,000 ($10.00 per Unit) of the net proceeds from the Offering and the Private Placement, which amount includes $5,031,250 in deferred underwriting commissions, was placed in a trust account established for the benefit of the Company’s public shareholders, with Odyssey Trust Company acting as trustee.

An audited balance sheet as of December 8, 2025 reflecting receipt of the proceeds from the Offering and the Private Placement has been issued by the Company and is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet as of December 8,2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAPFROG ACQUISITION CORPORATION

By:	/s/ Abhay Pande
Name:	Abhay Pande
Title:	President and Chief Investment Officer

Date: December 12, 2025

2